Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
A123 SYSTEMS, INC., et al. (1)	Case Number: 12-12859 (KJC)
Debtors	Jointly Administered
Hon. Kevin J. Carey

Monthly Operating Report

For the Period January 1, 2013 through January 31, 2013

Required Documents

	Form No.	Documents Complete	Explanation Attached	Debtors’ Statement
Schedule of Operating Cash Flow	MOR-1	X
Schedule of Disbursements by Legal Entity	MOR- 1a	X
Schedule of Professional Fees and Expenses Paid	MOR- 1b	X
Bank Account Reconciliations, Bank Statements and Cash Disbursements Journal				X
Statements of Operations	MOR-2	X
Balance Sheets	MOR-3	X
Status of Post Petition Taxes				X
Summary of Unpaid Post Petition Accounts Payable	MOR-4	X
Trade Accounts Receivable and Aging	MOR-5	X
Debtor Questionnaire	MOR-6	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that the information contained in this monthly operating report (including attached schedules) is true and correct to the best of my knowledge, information and belief.

/s/ David Prystash
David Prystash	March 7, 2013

Notes:

(1)         The Debtors in these Chapter 11 Cases, along with the last four digits of each Debtors’ federal tax identification numbers are: A123 Systems, Inc., (3876); A123 Securities Corporation (5388); and Grid Storage Holdings, LLC (N/A). The above captioned Debtors’ mailing address is c/o A123 Systems, Inc, 200 West Street, Waltham, MA 02451

The information contained herein is provided to fulfill the requirements of the Office of the United States Trustee. The financial statements provided here include consolidated results for A123 Systems, Inc (the “Company”) as the Company has several non-debtor subsidiaries.  All information contained herein is unaudited and subject to future adjustment.  The Company maintains its books and records on a business unit reporting level and those units do not in all cases correspond to legal entities. Certain assumptions have been made as noted herein.  In addition, the Company maintains certain liabilities on its balance sheet (such as benefits and tax related liabilities) that may relate to one or more of the Company’s subsidiaries and no conclusion as to the legal obligation is made by the presentation herein.

General Notes

Condensed Combined Debtor-in-Possession Financial Statements — The condensed combined financial statements and supplemental information contained herein are unaudited, preliminary, and may not comply with generally accepted accounting principles in the United States of America (“U.S. GAAP”) in all material respects. In addition, the financial statements and supplemental information contained herein represent the condensed combined financial information for Debtors only. Non-debtor subsidiaries are not included in the condensed combined income statement or condensed combined balance sheet.

American Institute of Certified Public Accountants Statement of Position 90-7, “Financial Reporting by Entities in Reorganization under the Bankruptcy Code” (“SOP 90-7”), which is applicable to companies in chapter 11, generally does not change the manner in which financial statements are prepared. It does require, however, that the financial statements for periods subsequent to the filing of the chapter 11 petition distinguish transactions and events that are directly associated with the reorganization from the ongoing operations of the business. The Debtors’ condensed combined financial statements contained herein have been prepared in accordance with the guidance in SOP 90-7. The unaudited condensed combined financial statements have been derived from the books and records of the Debtors. This information, however, has not been subject to procedures that would typically be applied to financial information presented in accordance with U.S. GAAP, and upon the application of such procedures, the Debtors believe that the financial information could be subject to changes, and these changes could be material. The information furnished in this report includes primarily normal recurring adjustments, but does not include all of the adjustments that would typically be made in accordance with U.S. GAAP.

The results of operations contained herein are not necessarily indicative of results which may be expected from any other period or for the full year and may not necessarily reflect the combined results of operations, financial position, and cash flows of the Debtors in the future.

Intercompany Transactions — Receivables and payables between the Debtors have been eliminated; however, intercompany transactions between the Debtors and non-debtor affiliates have not been eliminated in the financial statements contained herein. No conclusion as to the legal obligation related to these intercompany transactions is made by the presentation herein.

Liabilities Subject to Compromise — As a result of the chapter 11 filings, the payment of prepetition indebtedness is subject to compromise or other treatment under a plan of reorganization. The determination of how liabilities will ultimately be settled and treated cannot be made until the Court approves a chapter 11 plan of reorganization. Accordingly, the ultimate amount of such liabilities is not determinable at this time. SOP 90-7 requires prepetition liabilities that are subject to compromise to be reported at the amounts expected to be allowed, even if they may be settled for lesser amounts. The amounts currently classified as liabilities subject to compromise are preliminary and may be subject to future adjustments depending on Court actions, further developments with respect to disputed claims, determinations of the secured status of certain claims, the values of any collateral securing such claims, rejection of executory contracts, continued reconciliation or other events.

MOR-1
Debtors Combined Schedule of Operating Cash Flow
For the Period January 1, 2013 through January 31, 2013

(USD 000s)

BEGINNING CASH BALANCE (BANK) (1)	$53,832
RECEIPTS:
Accounts Receivable	15,335
Other	252
Total Receipts	$15,587
OPERATING DISBURSEMENTS (2)
Compensation & benefits	7,383
Operating disbursements	5,035
Intercompany Cash (From) / To Non- Debtors (3)	2,649
Total Operating Disbursements	$15,068
Restructuring Disbursements	1,898
Net Operating Cash Flow	$(1,379)
Assets Sale Transactions
Sale Proceeds	$266,018
Sale Related Payments/Transfers (4)	$(30,816)
Net Asset Sale Proceeds	$235,201
DIP Loan Interest and Fees
DIP Facility Interest	(477)
DIP Facility Fees	(250)
(727)
Total Disbursements Excl. Professional Fees	$16,239
Professional Fees	11,721
Net Cash Flow Before Debt Service	$221,376
Debt Service
Principal:
Massachusetts Clean Energy Centre Loan	(2,857)
Wanxiang Prepetition Loan	(12,500)

Interest:
Massachusetts Clean Energy Centre Loan	(159)
Wanxiang Prepetition Loan	(179)

Total Amort. & Int. Payments	$(15,694)
DIP Borrowing
Final DIP Term Loan (Repayments)	(50,000)
Drawn Letter of Credit (Repayment)	$(6,825)
Total DIP Borrowings	(56,825)
Net Cash Flow	$148,856
Change in Check Float	3,013
ENDING CASH BALANCE (BANK) (1)	$205,701

Notes to MOR-1
Debtors Combined Schedule of Operating Cash Flow
For the Period January 1, 2013 through January 31, 2013

(USD 000s)

Notes:

(1)         Cash balances do not tie exactly to balance sheet as these do not include unavailable funds, outstanding checks, de-minimis bank account balances and other timing related differences.

(2)         Disbursements reflect when the relevant disbursement accounts are funded via check or wire rather than when clearing the bank.

(3)         Payment on account of invoices related to material procured from non-debtor subsidiaries.

(4)         Sale transaction related payments & cash transfers that occurred upon closing:

Sale Related Payments/Transfers
Carve Out Account Transfer (Well Fargo)	$9,905
Wanxiang - Indemnification Escrow	8,750
Wanxiang - LOC Cash Collateral	3,340
KEIP	2,809
Cure Payments	6,012
$30,816

MOR-1a
Schedule of Disbursements by Legal Entity
For the Period January 1, 2013 through January 31, 2013

(USD 000s)

Total
Filing Enities:	Case No:	Disbursements (1)
1 A123 Systems, Inc.	12-12859	$22,082
2 A123 Securities Corporation	12-12860	$—
3 Grid Storage Holdings LLC	12-12861	$—
$22,082

Notes:

(1)         Disbursements includes payments to third party vendors, suppliers, employees, professionals, interest, disbursements in accordance with various 1st day motions and transfers of cash from the Debtors’ to the Non-Debtors all in accordance with the Approved Budget, as defined in DIP Loan Agreement. Excludes disbursements related to the January 30, 2013 asset sale transactions.

MOR-1b
Schedule of Professional Fees and Expenses Paid (1),(2)
For the Period January 1, 2013 through January 31, 2013

	Amount Paid this Period			Cumulative Amount Since Petition date
Professional	Fees	Expenses	Total	Fees	Expenses	Total
Alvarez & Marsal North America LLC	926,973	51,049	978,023	926,973	51,049	978,023
Blackstone Advisory Partners L.P.	1,804,613	3,041	1,807,655	1,804,613	3,041	1,807,655
Brown Rudnick LLP	841,103	18,210	859,314	841,103	18,210	859,314
Latham & Watkins LLP	2,586,772	39,588	2,626,360	2,586,772	39,588	2,626,360
Lazard Frères & Co. LLC	4,340,000	524	4,340,524	4,340,000	524	4,340,524
Richards, Layton & Finger, P.A	—	—	—	—	—	—
Logan & Company, Inc.	—	352,527	352,527	—	352,527	352,527
Saul Ewing LLP	36,112	250	36,362	—	250	36,362
TOTAL	10,535,574	465,191	11,000,764	10,499,462	465,191	11,000,764

Professional	Role
Alvarez & Marsal North America LLC	Debtors’ Financial Advisors
Blackstone Advisory Partners L.P.	Financial Advisor to UCC
Brown Rudnick LLP	UCC Counsel
Latham & Watkins LLP	Debtors’ Bankruptcy Co-Counsel
Lazard Frères & Co. LLC	Debtors’ Investment Banker
Richards, Layton & Finger, P.A	Debtors’ Bankruptcy Co-Counsel
Logan & Company, Inc.	Debtors’ Administrative Advisor
Saul Ewing LLP	UCC Co-Counsel

Notes:

(1)         Debtors’ & UCC retained financial professionals as approved by the Court.

(2)         Fees for Blackstone and Lazard include fees paid upon closing in connection with the sale transactions as approved by the Court.

Debtors Statement with respect to Bank Account Reconciliations, Bank Statements and Cash Disbursements Journal
For the Period January 1, 2013 through January 31, 2013

Bank Account Reconciliations & Cash Disbursements Journals

The Debtors affirm that bank reconciliations are prepared for all open and active bank accounts on a monthly basis.  The Debtors affirm that within its financial accounting systems, check registers and/or disbursements journals are maintained for each disbursement account.

Bank statements

The Debtors affirm that bank statements for all open and active bank accounts are retained by the Debtors.

Closed Bank Accounts

The Debtors affirm that no bank account(s) were closed during the current reporting period.

•                  None

Opened Bank Accounts

The Debtors affirm that one (1) bank account(s) was opened during the current reporting period.

			Balance (000s)
Bank	Account Type	Account #	Jan. 31, 2013
Wells Fargo	Depository	******5150	$9,905

MOR-2
Debtors Condensed Combined Statements of Operations
For the Period October 16, 2013 through January 31, 2013, and
January 1, 2013 through January 31, 2013
(USD 000s -Unaudited)

	Oct. 16, 2012 -	Jan. 1 2013 -
	Jan. 31, 2013	Jan. 31 2013
Total Revenue	$61,597	$40,579
Cost of Goods Sold	70,982	28,014

Gross Profit (Loss)	(9,384)	12,565

Operating Expenses
Research and Development	16,078	3,683
Sales & Marketing	3,147	895
General and Administrative	44,014	24,615
Total Operating Expenses	63,239	29,193

Operating Profit (Loss)	$(72,623)	$(16,628)
Interest (Expense), Net	(19,762)	(1)
Gain (Loss) on Sale (1)	(46,344)	(46,344)
Gain (Loss) on Foreign Exchange	(698)	(34)
Fair value adjustments	14,323	—
Income (Loss) Before Income Taxes	(125,104)	(63,007)
Provision for Income Tax	126	18

Net Income (Loss)	(125,230)	(63,024)

Notes: (1) Net Loss on Sale is comprised of the following:

Gain (Loss) on Sale
Sale Proceeds	$266,018
Less:
Book Value of Assets Sold		$(366,887)
Book Value of Liabilities Assumed		$32,962
Net Loss	$(333,925)
Less:
Asset Impairment		$(13,386)
Liability Write Down		$34,950
	$21,563
Net Loss on Sale	$(46,344)

MOR-3
Debtors Condensed Combined Balance Sheets

As of the Petition Date and January 31, 2013
(USD 000s- Unaudited)

	Oct. 15, 2012	Jan. 31, 2013
Current Assets
Cash	$18,140	$207,915
Restricted Cash	2,216	1,338
Accounts Receivable, net	17,882	3,438
Inventory	70,580	—
Intercompany Receivables from Non-Debtors	20,005	3,740
Prepaid & Deferred Assets	26,005	2,919
Total Current Assets	$154,830	$219,350
Property & Equipment - Net	$71,924	—

Goodwill & Intangibles	—	—
Long Term Grant Receivable	101,804	—
Other Assets	7,788	483
Intercompany Note Receivable from Non-Debtors	59,033	12,898
Other Long Term Investments	2,000	—
Investment in Subsidiaries	98,509	—
TOTAL ASSETS	$495,888	$232,731

Liabilities & Shareholders Equity (Deficit)
Current Liabilities
Accounts Payable	—	1,743
Accrued Expenses	47,049	47,795
Deferred Liabilities	51,233	—
Interim Debtor In Possession Loan	—	—
Inter Company Payables to Non-Debtors	—	1,230
Other	6,270	4,442
Total Current Liabilities	$104,552	$55,209

Long Term Debt	$4,035	$—
Other Liabilities	18,737	$—
Total Liabilities	$127,324	$55,209

Liabilities Subject to Compromise
Inter Company Payables to Non-Debtors	$20,439	$4,743
Obligations to Third Parties	207,065	$164,802
Total Liabilities Subject to Compromise	$227,504	$169,545
Shareholders Equity (Deficit)	$141,060	$7,977
Total Liabilities & Shareholders Equity (Deficit)	$495,888	$232,731

See Notes to Debtors Condensed Combined Balance Sheets on the following page

MOR-3
Notes to Debtors Condensed Combined Balance Sheets

As of the Petition Date and January 31, 2013
(USD 000s - Unaudited)

1.              Debt is comprised of the following:

	10/15/2012	1/31/2013
Senior Secured Bridge Loan Facility	12,500	—
Less discount related to fair value of associated warrants	(11,287)	—
Net Senior Secured Bridge Loan Facility	1,213	—
Mass clean energy loan	2,822	—
Interim Debtor In Possession Loan	—	—
Total	4,035	—
Less amounts classified as current	—	—
Long Term Debt	4,035	—

2.              Liabilities subject to compromise consist of the following:

Liabilities Subject to Compromise	15-Oct-12	31-Dec-12

2015 Convertible Notes	$2,748	$2,759
3.75% 2016 Convertible Notes	140,744	143,750
Accounts Payable	29,131	13,000
Accrued Expenses	7,601	5,293
Non -Debtor Intercompany Payables	20,439	4,743
Deferred Revenue	130	—
Other Liabilities	12,388	—
Preferred Stock Warrant Liability	14,323	—
TOTAL	$227,504	$169,545

Declaration Regarding the Status of Post Petition Taxes of the Debtors

As of January 31, 2013

COMMONWEALTH OF MASSACHUSETTS,

MIDDLESEX COUNTY

David Prystash hereby declares and states:

1. I am Chief Financial Officer for A123 Systems, Inc., a corporation organized under the laws of the State of Delaware and the Debtor in the above-captioned chapter 11 cases (the “Debtors”).  I am familiar with the Debtors’ day-to-day operations, business affairs and books and records.

2. All statements in this Declaration are based on my personal knowledge, my review of the relevant documents, my discussions with other employees of the Debtors, or my opinion based upon my experience and knowledge of the Debtors’ operations and financial condition. If I were called upon to testify, I could and would testify to each of the facts set forth herein based on such personal knowledge, review of documents or opinion. I am authorized to submit this Declaration on behalf of the Debtors.

3. To the best of my knowledge, the Debtors have filed all necessary federal, state and local tax returns and made all required post petition tax payments in connection therewith on a timely basis or have promptly remediated any late filings or payments that may have occurred due to unintentional oversights. (1)

Dated: March 7, 2013	Respectfully submitted,

Waltham, Massachusetts

/s/ David Prystash

David Prystash

(1) The Debtors use ADP for the remittance of all payroll taxes.

MOR-4

Combined Debtors Summary of Unpaid Post Petition Accounts Payable

January 31, 2013

(USD 000s - Unaudited)

	Days Past Due (1)
	Current	1-30 Days	31-60 Days	61-90 Days	> 90 Days	Total
Trade Debt	$1,311	$2,014	$223	$31	$6	$3,586
	37%	56%	6%	1%	0%	100%

Other Payables
Prepaid Inventory Adjustments	$(1,623)
Deposit Adjustments	$(221)
Total Post - Petition Accounts Payable	$1,743

Notes:

(1)         Days since date of invoice.

MOR-5
Combined Debtors Accounts Receivable and Aging
January 31, 2013
(USD 000s - Unaudited)

	Days Aged (net)
	Current	1-30 Days	31-60 Days	61-90 Days	> 90 Days	Total
Customer Receivables	—	—	(1)	(2)	115	$111
	0%	0%	-1%	-2%	103%	100%

Adjustments
Prepetition LC Cash Collateral	$3,340
Total Accounts Receivable	$3,451

MOR-6
Debtor Questionnaire
For the Period January 1, 2013 through January 31, 2013

		Yes	No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation.		X
3.	Have all post petition tax returns been timely filed? If no, provide an explanation.	X
4.	Are workers compensation, general liability and other necessary insurance coverage’s in effect? If no, provide an explanation.	X
5.

Have any bank accounts been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.

X